UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2015

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 West Butler Road

Greenville, South Carolina 29607

(Address of principal executive offices) (zip code)

(864) 422-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 18, 2015, Regional Management Corp. (the “Company”) and certain of its subsidiaries entered into a Fifth Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with a syndicate of banks comprised of Bank of America, N.A., BMO Harris Financing, First Tennessee Bank National Association, Capital One, N.A., Texas Capital Bank, N.A., Wells Fargo Bank, National Association and Capital Bank, N.A., and Bank of America, N.A. as Agent. The Loan Agreement provides for a senior revolving credit facility of up to $538.0 million, with a borrowing base of up to 85% of secured eligible finance receivables and up to 70% of unsecured eligible finance receivables, in each case, subject to adjustment at certain credit quality levels. The Loan Agreement has an accordion provision that allows for the expansion of the senior revolving credit facility to up to $600.0 million. Borrowings under the facility bear interest, payable monthly, at rates equal to LIBOR of a maturity the Company elects between one, two, three, four and six months, with a LIBOR floor of 1.00%, plus a margin of 3.00%. Alternatively, the Company may pay interest at a rate based on the prime rate plus a margin of 2.00%. The Company also pays an unused line fee of 0.50% per annum, payable monthly. This fee decreases to 0.375% when the average outstanding balance exceeds $375.0 million. The senior revolving credit facility is collateralized by certain of the Company’s assets, including substantially all of its finance receivables and equity interests of substantially all of its subsidiaries, and matures on September 18, 2018.

The Loan Agreement contains certain restrictive covenants, including maintenance of specified interest coverage and debt ratios, restrictions on distributions, limitations on other indebtedness, maintenance of a minimum allowance for credit losses, and certain other restrictions. The Loan Agreement contains customary events of default. If an event of default occurs and is continuing, the lenders holding more than 66-2/3% of the outstanding amount of the commitments and advances under the senior revolving credit facility may accelerate amounts due under the Loan Agreement (except in the case of a bankruptcy or insolvency event of default, in which case such amounts shall automatically become due and payable).

For a complete description of the terms of the Loan Agreement, see Exhibit 10.1 hereto. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which is incorporated by reference herein.

Some of the lenders under the Loan Agreement (and their respective subsidiaries or affiliates) have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to the Company and its subsidiaries and affiliates. These parties have received, and may in the future receive, customary compensation from the Company and its subsidiaries and affiliates for such services.

On September 21, 2015, the Company issued a press release announcing the Loan Agreement. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Fifth Amended and Restated Loan and Security Agreement, dated September 18, 2015,

by and among Regional Management Corp., a Delaware corporation, formerly known as Regional Management Corp., a South Carolina corporation, Regional Finance Corporation of South Carolina, a South Carolina corporation, Regional Finance Corporation of Georgia, a Georgia corporation, Regional Finance Corporation of Texas, a Texas corporation, Regional Finance Corporation of North Carolina, a North Carolina corporation, Regional Finance Corporation of Alabama, an Alabama corporation, Regional Finance Corporation of Tennessee, a Tennessee corporation, Regional Finance Company of New Mexico, LLC, a Delaware limited liability company, Regional Finance Company of Oklahoma, LLC, a Delaware limited liability company, Regional Finance Company of Missouri, LLC a Delaware limited liability company, Regional Finance Company of Georgia, LLC, a Delaware limited liability company, RMC Financial Services of Florida, LLC, a Delaware limited liability company, Regional Finance Company of Louisiana, LLC, a Delaware limited liability company, Regional Finance Company of Mississippi, LLC, a Delaware limited liability company, Regional Finance Company of Kentucky, LLC, a Delaware limited liability company, Regional Finance Company of Virginia, LLC, a Delaware limited liability company, together with Bank of America, N.A., BMO Harris Financing, First Tennessee Bank National Association, Capital One, N.A., Texas Capital Bank, N.A., Wells Fargo Bank, National Association, Capital Bank, N.A. and Bank of America, N.A., as Agent.

99.1	Press release dated September 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: September 18, 2015	By:	/s/ Donald E. Thomas
Donald E. Thomas Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

Fifth Amended and Restated Loan and Security Agreement, dated September 18, 2015,

by and among Regional Management Corp., a Delaware corporation, formerly known as Regional Management Corp., a South Carolina corporation, Regional Finance Corporation of South Carolina, a South Carolina corporation, Regional Finance Corporation of Georgia, a Georgia corporation, Regional Finance Corporation of Texas, a Texas corporation, Regional Finance Corporation of North Carolina, a North Carolina corporation, Regional Finance Corporation of Alabama, an Alabama corporation, Regional Finance Corporation of Tennessee, a Tennessee corporation, Regional Finance Company of New Mexico, LLC, a Delaware limited liability company, Regional Finance Company of Oklahoma, LLC, a Delaware limited liability company, Regional Finance Company of Missouri, LLC a Delaware limited liability company, Regional Finance Company of Georgia, LLC, a Delaware limited liability company, RMC Financial Services of Florida, LLC, a Delaware limited liability company, Regional Finance Company of Louisiana, LLC, a Delaware limited liability company, Regional Finance Company of Mississippi, LLC, a Delaware limited liability company, Regional Finance Company of Kentucky, LLC, a Delaware limited liability company, Regional Finance Company of Virginia, LLC, a Delaware limited liability company, together with Bank of America, N.A., BMO Harris Financing, First Tennessee Bank National Association, Capital One, N.A., Texas Capital Bank, N.A., Wells Fargo Bank, National Association, Capital Bank, N.A. and Bank of America, N.A., as Agent.

99.1	Press release dated September 21, 2015.